SMITH BARNEY CONCERT ALLOCATION SERIES INC.
High Growth Portfolio
Select High Growth Portfolio
Growth Portfolio
Select Growth Portfolio
Global Portfolio

Supplement dated
December 1, 1998 to
Prospectuses dated May 29, 1998 and April 30, 1998


	The following information supplements the disclosure in each Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in each Prospectus.

Addition of Underlying Smith Barney Fund

	Effective September 17, 1998, the Smith Barney Mid Cap Blend Fund was added as an underlying mutual fund to the Smith Barney
Concert Allocation Series Inc. ("Concert Allocation Series"). The Portfolios listed above will invest their assets in this new underlying fund within the ranges indicated below.


FUND

PORTFOLIOS

RANGES

Smith Barney Mid Cap Blend Fund

High Growth
Select High Growth
Growth
Select Growth
Global

0% -15%
0% -15%
0% - 10%
0% - 10%
0% - 15%



 Description of the Smith Barney Mid Cap Blend Fund

      The Smith Barney Mid Cap Blend Fund ("Mid Cap Blend Fund") seeks long-term growth of capital by investing, under normal market conditions, substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of medium-sized companies with market capitalizations between $1 billion and $5 billion at the time of investment. In selecting equity investments, Mutual Management Corp. ("MMC") seeks to identify companies that exhibit growth and/or value attributes. When selecting stocks with growth potential, MMC will evaluate the specific financial characteristics of the issuer such as historical and forecasted earnings growth, sales growth, profitability and return on equity. When selecting stocks with value characteristics, MMC will typically be looking at companies that are perhaps growing more slowly but whose valuation may be below average relative to earnings and/or assets. In addition, MMC will utilize an active quantitative investment strategy for a portion of the Mid Cap Blend Fund. This portion will provide added diversification and, in addition, will select securities using a proprietary technique believed to have a high probability of outperforming their respective industry or sector.

 Consistent with its investment objective and policies, the Mid Cap
Blend Fund may invest up to 25% of its total assets in foreign securities, including both direct investments and investments made through depository receipts. The Mid Cap Blend Fund may also invest in real estate investment trusts; purchase or sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; and enter into interest rate futures contracts, stock index futures contracts and related options.

 Investing in medium-capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.


 Performance of the Mid Cap Blend Fund

 Performance of the Mid Cap Blend Fund is presently not available since the Mid Cap Blend Fund commenced operations on June 30, 1998.

 FD 01576



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